EQ ADVISORS TRUSTSM

EQ/All Asset Growth Allocation Portfolio – Class IA and IB Shares

SUPPLEMENT DATED JUNE 9, 2020 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2020

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2020 of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the document at the Trust’s website at www.equitable-funds.com.

Effective June 6, 2020, the Summary Prospectus of EQ/All Asset Growth Allocation Portfolio — Class IA and IB Shares is amended by deleting the section entitled “FEES AND EXPENSES OF THE PORTFOLIO” in its entirety and replacing it with the following information:

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/All Asset Growth Allocation Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses[1]	0.74%	0.74%
Total Annual Portfolio Operating Expenses	1.27%	1.27%
[1]	Includes interest and tax expense of 0.03% incurred indirectly from acquired funds.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$129	$403	$697	$1,534
Class IB Shares	$129	$403	$697	$1,534